UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2018

THE DOW CHEMICAL COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

2211 H. H. Dow Way, Midland, Michigan	48674
(Address of principal executive offices)	(Zip code)

(989) 636-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On November 28, 2018, The Dow Chemical Company (the “Company”), issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its 8.55% Notes due May 15, 2019 (the “Notes”). The complete terms and conditions of the Tender Offer are set forth in an offer to purchase and related notice of guaranteed delivery (collectively, the “Tender Offer Documents”) that will be sent to registered holders of the Notes and be posted online at www.gbsc-usa.com/dow/. The Tender Offer will expire at 5:00 p.m., Eastern time, on December 4, 2018, unless extended or earlier terminated.

The consideration for each $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the press release furnished as Exhibit 99.1 hereto and the Tender Offer Documents by reference to a specified fixed spread for the Notes plus the yield based on the bid-side price of a specified U.S. Treasury Reference Security at 11:00 a.m., Eastern time, on December 4, 2018, unless extended.

Holders whose Notes are validly tendered and accepted for purchase will also receive accrued and unpaid interest on their Notes from, but not including, the last interest payment date up to, but excluding, the date the Company initially makes payment for such Notes, which date is anticipated to be December 5, 2018 (the “Settlement Date”). Notes tendered by notice of guaranteed delivery and accepted for purchase will be purchased on the third business day after the Expiration Date but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Tender Offer Press Release of The Dow Chemical Company dated November 28, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2018

The Dow Chemical Company

By:	/s/ Ronald C. Edmonds
Ronald C. Edmonds
Controller and Vice President of Controllers and Tax